Exhibit 99.2

CONTACT:
Jeff Howie
EVP, Chief Financial Officer
(415) 402-4324

Jeremy Brooks
SVP, Chief Accounting Officer
Investor Relations
(415) 733-2371

PRESS RELEASE

Williams-Sonoma, Inc. announces a 16% quarterly dividend increase

San Francisco, CA, March 19, 2025 – Williams-Sonoma, Inc. (NYSE: WSM) announced today that its Board of Directors has authorized a 16% increase in the company’s quarterly cash dividend to $0.66 per common share. The quarterly dividend is payable on May 24, 2025, to stockholders of record as of the close of business on April 17, 2025.

“After another strong performance in 2024, we are proud to increase our quarterly dividend by 16%” said Laura Alber, President and Chief Executive Officer. “We remain committed to maximizing shareholder value and delivering returns to our shareholders.”

“We are proud of our sixteen consecutive years of increased dividend payouts,” added Jeff Howie, Chief Financial Officer. “Over the last five years, we have returned over $4.1 billion to shareholders through dividends and share repurchases. Our continued profitability outperformance, coupled with our strong cash flows, have positioned us to provide these increased returns to our shareholders.”

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or are proven incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Such forward-looking statements include statements relating to: our quarterly cash dividend; our ability to continue to return capital to stockholders and maximize stockholder returns; and our long-term outlook.

The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include, without limitation, statements related to: our ability to provide sustainable products at competitive prices; changes in U.S. (federal, state and local) and international tax laws and trade policies and regulations; the impact of current and potential future tariffs and our ability to mitigate such impacts; the plans, strategies, initiatives and objectives of management for future operations; our ability to execute strategic priorities and growth initiatives; our beliefs about our competitive advantages and areas of potential future growth in the market; the impact of general economic conditions, inflationary pressures, consumer disposable income, fuel prices, recession and fears of recession, unemployment, war and fears of war, outbreaks of disease, adverse weather, availability of consumer credit, consumer debt levels, conditions in the housing market, elevated interest rates, sales tax rates and rate increases, consumer confidence in future economic and political conditions, and consumer perceptions of personal well-being and security; the impact of periods of decreased home purchases; our ability to anticipate consumer preferences and buying trends overall and as they apply to specific brands; dependence on timely introduction and customer acceptance of our merchandise; effective inventory management; timely and effective sourcing of merchandise from our foreign and domestic suppliers and delivery of merchandise through our supply chain to our stores and customers; factors, including but not limited to fuel costs, labor disputes, union organizing activity, geopolitical instability, acts of terrorism and war, that can affect the global supply chain, including our third-party providers; our belief in the reasonableness of the steps taken to protect the security and confidentiality of the information we collect; multi-channel and multi-brand complexities; our brands, products and related initiatives, including our ability to introduce new products, product lines, new brands, brand extensions and bring in new customers; challenges associated with our increasing global presence; our global business and expansion efforts; disruptions in the financial markets; our ability to control employment, occupancy, supply chain, product, transportation and other operating costs; the adequacy of our insurance coverage; payment of dividends; the growth from our emerging brands; our ability to drive long-term sustainable returns; our capital allocation strategy in fiscal 2025; our planned use of cash in fiscal 2025; projections of earnings, revenues, growth and other financial items; and other risks and uncertainties described more fully in our public announcements, reports to stockholders and other documents filed with or furnished to the SEC, including our Annual Report on Form 10-K for the fiscal year ended January 28, 2024 and all subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. We have not filed our Form 10-K for the fiscal year ended February 2, 2025. As a result, all financial results described here should be considered preliminary, and are subject to change to reflect any necessary adjustments or changes in accounting estimates that are identified prior to the time we file the Form 10-K for the fiscal year ended February 2, 2025. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

ABOUT WILLIAMS-SONOMA, INC.

Williams-Sonoma, Inc. is the world’s largest digital-first, design-led and sustainable home retailer. The company’s products, representing distinct merchandise strategies — Williams Sonoma, Pottery Barn, Pottery Barn Kids, Pottery Barn Teen, West Elm, Williams Sonoma Home, Rejuvenation, Mark and Graham, and GreenRow — are marketed through e-commerce websites, retail stores and direct-mail catalogs. These brands are also part of The Key Rewards, our loyalty and credit card program that offers members exclusive benefits across the Williams-Sonoma family of brands. We operate in the U.S., Puerto Rico, Canada, Australia and the United Kingdom, offer international shipping to customers worldwide, and have unaffiliated franchisees that operate stores in the Middle East, the Philippines, Mexico, South Korea and India, as well as e-commerce websites in certain locations.

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